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                                                                  EXHIBIT 10.11

                                 AMENDMENT #1
                                      TO
                         TECHNOLOGY LICENSE AGREEMENT



THIS AMENDMENT #1 to Technology License Agreement is made and entered into this 27th day of November, 1996, by and between

         SEGASOFT, INC., a Delaware corporation, ("SegaSoft"),

         MPATH INTERACTIVE, INC., a Delaware corporation ("Mpath"), and

         CATAPULT ENTERTAINMENT, INC., a California corporation ("Catapult")

with reference to the following facts:

SegaSoft and Mpath entered into a Technology License Agreement on April 15, 1996 (the "Agreement") to which reference is hereto made. The parties now wish to amend the Agreement to include certain technology of Catapult, a wholly owned subsidiary of Mpath. SegaSoft, Mpath and Catapult intend that Catapult shall become a party to the Agreement and that Catapult shall jointly and severally assume the obligations of Mpath under the Agreement and that both Mpath and Catapult shall be jointly and severally liable for performance of the obligations hereunder.

The parties now agree as follows:

1.       Articles 1.1, 1.3, 1.4, 1.5, 1.7, 1.9, 1.10, and 1.11 of the Agreement
         are amended to read as follows:

         1.1 "Additional Technology" shall mean and include the MCAP Protocol and all other data, information, software, or other technology of Mpath and Catapult as specified in Attachment A hereto, and all Improvements thereto developed by Mpath or Catapult during the term of this Agreement, as well as all related Technical Documents.

         1.3 "Client Software" shall mean the source code and object code of Mpath's Client Software as specified in Attachment A hereto, and all Improvements thereto developed by Mpath during the term of this Agreement, including all versions of Mpath's Client Software for any platform which is either (i) made generally commercially available by Mpath or (ii) developed and ported by Mpath, at the specific request of SegaSoft, to a platform not otherwise made generally commercially available by Mpath, as well as all related Technical Documents. Further, "Client Software" shall mean and include the source code and object code of Catapult's Client Software as specified in Attachment A hereto, and all

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                  Improvements thereto developed by Catapult or Mpath during the term of this Agreement, including all versions of Catapult's Client Software for any platform which is either (i) made generally commercially available by Catapult or Mpath or (ii) developed and ported by Catapult or Mpath, at the specific request of SegaSoft, to a platform not otherwise made generally commercially available by Catapult or Mpath, as well as all related Technical Documents.

         1.4 "Confidential Information" shall mean and include any and all data and information not in the public domain, including, without limitation, know-how and trade secrets, relating to, contained in, or embodied in: (i) the Licensed Technology or
                  (ii) the products, services, business, and/or affairs of either Catapult or Mpath or SegaSoft. Confidential Information may be communicated orally, visually, in writing, or in any other recorded or tangible form. All data and information shall be considered to be Confidential Information hereunder
                  (a) if either party has marked them as such, (b) if either party, orally or in writing, has advised the other party of their confidential nature, or (c) if, due to their character or nature, a reasonable person in a like position and under like circumstances would treat them as confidential.

         1.5 "Improvements" shall mean and include any modifications, upgrades, improvements, extensions, including, without limitation, major, minor and maintenance releases, to or for the Licensed Technology which are made generally commercially available during the term of this Agreement, as well as all related Technical Documents. To the extent such Improvements are made by third parties with the rights to such Improvements being granted to Catapult or Mpath or SegaSoft, such Improvements will only be considered Improvements for purposes of this Agreement if they can be sublicensed by the party on whose behalf such Improvements were developed.

         1.7 "Licensed Technology" shall mean the Client Software, Server Software, Catapult Hardware, and Additional Technology as specified in Attachment A hereto.

         1.9 "Server Software" shall mean the source code and object code of Mpath's Game Server Software and Central Server Software as specified in Attachment A hereto, and all Improvements thereto developed by Mpath during the term of this Agreement, including all versions of Mpath's Game Server Software and Central Server Software for any platform which is either (i) made generally commercially available by Mpath, or (ii) developed and ported by Mpath, at the specific request of SegaSoft, to a platform not otherwise made generally commercially available by Mpath, as well as all related Technical Documents. Furthermore, "Server Software" shall mean and include the source code and object code of Catapult's Server Software as specified in Attachment A hereto, and all Improvements thereto developed by Catapult or Mpath during the term of this Agreement, including all versions of Catapult's Server Software for any platform which is

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                  either (i) made generally commercially available by Catapult or Mpath, or (ii) developed and ported by Catapult or Mpath, at the specific request of SegaSoft, to a platform not otherwise made generally commercially available by Catapult or Mpath, as well as all related Technical Documents.

         1.10 "Technical Assistance" shall mean and include that technical assistance to be provided by Catapult or Mpath to SegaSoft as more fully described under Article 4

         1.11 "Technical Documents" shall mean Catapult's or Mpath's technical information in any form, documentary, electronic or otherwise, including technical specifications, which are generally used by Catapult or Mpath personnel internally in connection with the Licensed Technology and the Improvements thereto.

2.       Article 1 is amended to include the following:

         1.12 "Catapult Hardware" shall mean and include Catapult's Hardware as specified in Attachment A hereto, and all Improvements thereto developed by Catapult or Mpath during the term of this Agreement, including all versions of Catapult's Hardware for any platform which is either (i) made generally commercially available by Catapult or Mpath, or (ii) developed and ported by Catapult or Mpath, at the specific request of SegaSoft, to a platform not otherwise made generally commercially available by Catapult or Mpath, as well as all related Technical Documents.

         1.13 "Intellectual Property Rights" shall mean and include all patents, copyrights, designs, drawings, trademarks, service marks, trade names and other proprietary rights, and all applications and registrations therefor, which pertain to the Licensed Technology.

3.       Articles 2.1 and 2.2 are amended as follows:

         2.1 Mpath grants to SegaSoft on a [XXXXX] basis, and Catapult grants to SegaSoft on a [XXXXX] basis, and SegaSoft accepts from Mpath and Catapult, a worldwide, non-exclusive license to use, copy, distribute, sell, market, develop, modify, sublicense, localize, and incorporate into other software products, the Licensed Technology, and the Intellectual Property Rights embodied therein, solely for the Licensed Purpose, subject to the following terms and restrictions:

                  2.1.1 The Licensed Technology (not including the Catapult Hardware) shall be distributed in object code form only, provided that SegaSoft shall have the right to distribute, deploy, and load the object code of the Server Software onto servers owned, leased, or otherwise controlled by SegaSoft, and as otherwise specifically provided for in this Article 2.

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                  2.1.2    The source code of the Licensed Technology may not be
                           made available to any person, firm, or entity without the prior written consent of Mpath, provided that

                           (a) SegaSoft employees shall have full access to the source code of the Licensed Technology for internal use;

                           (b) SegaSoft Developers who are porting the Licensed Technology to a platform not made generally commercially available by Mpath shall have access to the source code of the Licensed Technology solely for the purpose of such porting for the Licensed Purpose;

                           (c) SegaSoft Developers who are developing games shall only have access to those source code portions of the Licensed Technology which are contained in the then-current Mpath Software Development Kit and relating to the Licensed Technology for the Licensed Purpose; and

                           (d) This Article 2.1.2 shall not apply to the Catapult Hardware.

                  2.1.3 SegaSoft shall not distribute or sublicense the object code or source code of the Server Software to any third party which owns or operates an on-line Internet-based multi-player gaming service. SegaSoft shall include contractual prohibitions, in agreements with third parties relating to the Licensed Technology, which likewise restrict such third party from distributing or sublicensing the object code or source code of the Server Software to any third party which owns or operates an on-line Internet-based multi-player gaming service.

         2.2 The rights granted to SegaSoft are non-assignable and non-transferable provided that (a) SegaSoft may freely transfer or assign any and all rights and obligations under this Agreement to any of its Affiliates, without the prior written consent of Mpath so long as (i) such Affiliate(s) agrees in writing to be bound by this Agreement, and (ii) SegaSoft or the Affiliate(s) gives Mpath notice of any such assignment or transfer; in the event of such assignment or transfer pursuant to this Article 2.2, SegaSoft agrees to guarantee the performance by such Affiliate(s) of its obligations under this Agreement; (b) Catapult may delegate the performance of its obligations to Mpath without the prior written consent of SegaSoft. Catapult and Mpath shall be jointly and severally liable to SegaSoft for the performance of this Agreement.

4.       Article 13.3 is amended to read as follows:

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         13.3     MPATH AND CATAPULT'S TOTAL LIABILITY IN THE AGGREGATE UNDER
                  THIS AGREEMENT SHALL NOT EXCEED [XXXXX] PLUS THE TOTAL AGGREGATE AMOUNT OF ALL ROYALTIES ACTUALLY PAID BY SEGASOFT TO MPATH PURSUANT TO ARTICLE 3 ABOVE.

5. The rights and obligations of Mpath under Articles 4, 6, 9, 10, 11.1, 12, 13, 14, 15, 16, 17 and 18 of the Agreement shall apply in the same manner to Catapult.

6. Attachment A to the Agreement is amended to read as set forth in Attachment A attached hereto.

7. The parties acknowledge and agree that Mpath and Catapult may merge with and into each other and that such merger does not require the prior consent of SegaSoft. In the event that Mpath is the surviving corporation, then all rights and obligations of Catapult pursuant to the Agreement, as amended, shall become those of Mpath. In the event that Catapult is the surviving corporation, then all rights and obligations of Mpath (including, without limitation, the right to receive royalties from SegaSoft) shall become those of Catapult. The parties agree that, if appropriate, they shall in good faith execute an amendment to the Agreement to accomplish the foregoing.

8. Except as specifically amended hereby, the Agreement is ratified and confirmed.

9. The parties agree that this Amendment may be executed in two or more counterparts, each of which will be deemed an original, but which together constitute one and the same instrument.

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The parties have caused their duly authorized representatives to execute this
Amendment #1 to Technology License Agreement as of the date first written above.


SEGASOFT, INC.



By:      /s/ Gary Griffiths
         -----------------------
Name:    Gary Griffiths
Title:   President


MPATH INTERACTIVE, INC.



By:      /s/ Brian A. Apgar
         -----------------------
Name:    Brian A. Apgar
Title:   Exec. VP



CATAPULT ENTERTAINMENT, INC.



By:      /s/ Brian A. Apgar
         -----------------------
Name:    Brian A. Apgar
Title:   Exec. VP

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                                 ATTACHMENT A

                              Licensed Technology
                              -------------------

I.       MPATH TECHNOLOGY

         This is a complete list of all software that Mpath has developed by the Effective Date or subsequently acquired:

         1.       Server Software
                  ---------------

                  A.       Central Server Software
                           -----------------------

                  [XXXXX]

                  B.       Game Server Software
                           --------------------

                  [XXXXX]

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     2.   Client Software
          ---------------

          A.   Application Software
               --------------------

          [XXXXX]

          B.   Libraries and Components
               ------------------------

          [XXXXX]

     3.   Additional Technology
          ---------------------

          A.   Protocol Software ("MCAP")
               --------------------------

          [XXXXX]

          B.   Software Development Kit
               ------------------------

          [XXXXX]

          C.   Test Software
               -------------

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               [XXXXX]

II.       CATAPULT TECHNOLOGY

          This is a complete list of all software and hardware that Catapult has developed by the Effective Date or subsequently acquired:

1.   SERVER SOFTWARE
     ---------------

A.       SERVER SOFTWARE, 16 BIT

          1.   Switcher - connection multiplexor with load balancing
          2.   ANI extraction and integration (SunSega)
               -   Local POP finder
               -   Client phone number
          3.   Front end process that manages client communication
               -   Mail upload, download and restore
               -   Game results logging and ranking modification
               -   User authentication
               -   Box restore capability
               -   Player list management and update
               -   Credit tracking
               -   interface to all other processes
          4.   Binlogger: realtime binary logs for detail record keeping
               -   dbmux: multiplex multi-process results to single database
               -   binlog loader: loads logs into Oracle for data extraction
          5. rpc.segad: high performance database for user accounts, game patches, and phone database
          6. stitcher: realtime stitching of Oracle database to/from rpc.segad based on change records
          7. ranking system: Elo based ranking system to accurately rank players based on their win/loss game results against other ranked players
          8.   game results engine: results of all games are logged and analyzed
               -   top ten rankings weekly on wins, ranking with cheat filters
               -   tournament event parser with cheat detection
               -   phone analysis and pattern tracking for problem resolution
          9.   Matcher - Automatic game matching based on
               -   local calling area

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               - current calling plan (local, Nationwide, long distance)
               - skill level
               - tournament modes
               - playing history
               - wait time
               - user options
          10.  Catapult Event Monitor ("CEM")
               - proactive service analysis package with scaled response (page, email)
          11.  ASCII logs
               - text logs with multiprocess multiplexing for realtime event analysis in distributed system
          12. XBAND Nationwide: Complex system for providing private, long distance service through MCI calling card infrastructure
               - account creation and phone number registration
               - authorization code rotation
               - estimated call duration tracking for billing limits
               - capped billing plan with maximum credit incremental billing
          13. billing engine: conducts transactions with electronic billing agency
               - credit card debit, crediting, forcing
               - direct account debiting, crediting
               - paper checks
               - term billing
          14. Japan billing: conditional smart card debiting based on transaction success
          15.  News server
               - delivers daily versions of news files to SunSega

B.        SERVER SOFTWARE, XBAND PC

          1.   FE-client connection manager
               - Message based realtime process
               - Client versioning and patching
               - Game variants and configuration arbitration
               - Personification manager
               - Multi-player and H2H game support
          2.   Multiplayer Matcher
               - Multi-variable optimized opponent selection
               - Static latency maps of internet providers define matching pools
               - Skill level matching
               - Variable number of users
          3.   Game Options
               - Game options and configuration database
               - Automatic configuration selection and download
          4.   XDB-High speed account database with multiprocess multiplexor
          5.   Chat Server

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          6. Locater - User and process tracking for location and error recovery
          7. Ticker tape - Dynamic time based downloads of "ticker tape" information
          8. Game results logging and player ranking

2.   CLIENT SOFTWARE
     ---------------

A.        CLIENT SOFTWARE XBAND PC

          1.   Windows 95 client application featuring
               -    personification editor
               -    chat
               -    page
               -    game version and support files
               -    versioning
               -    game options
               -    game results
          2.   Direct Play support

B.        CLIENT SOFTWARE 16-BIT

          1.   Phone line management system including
               -    Call waiting detection/handling
               -    Error detection communication protocol
               -    multi-level error recovery
          2.   Patented system for patching games with HW support
          3.   Client versioning system
               -    OS patch version
               -    multiple prioritized game patches
          4.   Fully dispatched operating system ("XOS1")
               -    ROM based OS
               -    Database model for all data
                    -    UNICODE support
                    -    Easily localized (ported to Kanji, Spanish)
               -    Dispatcher based code model
                    -    Field upgrades via server downloads
                    -    Automatic recovery from memory loss
          5.   Smart card interface drivers
          6.   Patches for twenty five games

C.       CLIENT SOFTWARE SATURN

          1. Flash memory system driver-rotating database with usage balance and bad block analysis

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          2.   Multitasking Operating System ("XOS2")
               -   CD ROM based
               -   multitasking
               -   Easily localized
          3.   TCP/IP stack
               - full IP protocol implementation, supports PPP, PAP, CHAP, UDP, TCP
          4.   Head-to-head game library
               - Synchronous model for extremely low latency
               - Minimal game modifications
               - Multi-level error recovery with call waiting detection
          5.   Multiplayer game library ("XMP")

D.       CLIENT TOOLS

          1.   Macintosh based console simulators
               -   Sega Genesis
               -   Super Nintendo
               -   Super Famicon
               -   Sega Saturn
          2.   Custom tool for creating news
          3.   Tools and scripts for crashlog analysis
          4.   Tools for pulling data from an existing modem and analyzing it
          5.   Photoshop filters for graphics creation
          6.   Tool for antialiasing fonts

3.   ADDITIONAL TECHNOLOGY
     ---------------------

A.        CUSTOMER SERVICE, 16 BIT

          1.   Mail processing & database: complete mail help desk facility with
               -    problem tracking database
               -    one button response for common issues
          2.   interface screens to XBAND Oracle database
          3.   IVR system
               -    Visual Basic based
               -    Fully integrated with Oracle database
               -    Customers can modify account view touch tones
               -    Full auto call dispatch functionality
               - Statistics tracking including que size, hold time, call time, etc.

B.        SEGA CHANNEL

          Complete functional prototype system that securely downloads games over cable infrastructure that can be subsequently played over XBAND network. Includes complete

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authorization and encryption system based on secure micro-controller. System has been demonstrated in real cable plant in Sunnyvale, CA.

          TECHNOLOGIES

          1. Realtime authorization server for PC based head end with on the fly key insertion, enable, disable, with multiple user access levels
          2.   *Real time interleaver and data streamer for 2mbit datastream
          3.   *2 mbit QPSK modulator
          4. Non-realtime data preparation tool that encodes and compresses game data for later transmission with error correction.
          5.   *QPSK receiver/demodulator for 2mbit data stream
          6.   "Boris" ASIC (Verilog, Synopsys, Test vectors)
               -    data stream de-interleave with autolock
               -    secure micro interface for authorization and decryption
               -    DMA based data storage of decrypted data stream
               -    Complete "Fred" ASIC compatibility
          7.   Client software for realtime error correction on 68K
          8. Integrated client software for managing software download from cable modem
          9.   Flash programming software engine for realtime flash programming
          10. Data interleave scheme for multi-channel download with error correction
          11.  Embedded secure controller for all authorization functions
               -    6805 based DES decryption code
               -    6805 realtime communication protocol and SW with ASIC
          12.  Data files
               -    schematics for prototype board
               -    GERBERs, data files, and film for board fabrication
               -    CAD files for plastic case

          *items must be licensed from ANTEC before use

4.   HARDWARE
     --------

A.        HARDWARE

          1. Verilog, Synopsys and Test Vectors for "Fred" ASIC incorporating patented ROM patching technology
          2.   Sega Genesis Modem
               -    schematics
               -    layout, GERBERs, film for board fabrication
               -    CAD files for plastic case
          3.   Schematics for Super Nintendo Modem
               -    schematics

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               -    layout, GERBERs, film for board fabrication
               -    CAD files for plastic case
          4.   Japan Super Nintendo Modem
               -    schematics
               -    layout, GERBERs, film for board fabrication
               -    CAD files for plastic case
          5.   Functional Tester board and software
               - Macintosh based function tester with test heads and software for
                    -    Sega Genesis Modem
                    -    Super Nintendo Modem
                    -    Super Famicon Modem
               -    Complete schematics and film for all boards

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